Exhibit 99.1

Independent Accountant’s Report

Red Oak Inventory Finance, LLC and Subsidiaries

1167 Rainwater Drive, Suite 300

Alpharetta, GA 30009

And

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

We have performed the procedures enumerated below on certain records and transactions of Red Oak Inventory Finance, LLC and Subsidiaries (referred to herein as the Company) for the purpose of assisting the Company and Wells Fargo Securities, LLC (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Red Oak Inventory Finance 2025-1 in accordance with the confidential Preliminary Offering Memorandum to be dated on or around November 12, 2025 (the Offering Memorandum). The Company is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Red Oak Inventory Finance 2025-1 in accordance with the Offering Memorandum. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Red Oak Inventory Finance 2025-1 in accordance with the Offering Memorandum. Additionally, Wells Fargo Securities, LLC has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

i.

The computer-generated Loan Data Files provided and Dealer Summary File in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

ii.	The fields in the Loan Data Files and signed Contract shall be herein referred to as “Specified Attributes.”

iii.	The term “SOFR” means Secured Overnight Financing Rate.

iv.	The term “Dealer Receivable” means total receivables owed by authorized dealers who purchase a floorplan financing arrangement from the Company.

v.	The term “Non-Dealer Receivable” means a specific receivable held by an authorized dealer who purchased a floorplan financing arrangement from the Company.

vi.	The term “Contract” means Credit and Security Agreement, Loan Agreements, any amendment(s) thereto, or the Final Approval Letter.

vii.

The term “Contract File” means any file containing the Contract, imaged copies of certain printed screen shots from the Company’s servicing system, monthly billing summaries, or electronic correspondence with the customer; and

viii.	The term “Obligor” means borrower(s) stated on the respective Contracts.

On August 4, 2025, the Company provided us with the Loan Data File and Dealer Summary File with a cutoff date of July 31, 2025 (the “July Loan Data File”) containing 12,837 individual Non-Dealer Receivables and 168 Dealer Receivables. On October 17, 2025, the Company provided us with the Loan Data File and Dealer Summary File with a cutoff date of September 30, 2025 (the “September Loan Data File”) containing 14,678 individual Non-Dealer Receivables and 176 Dealer Receivables herein referred to as “Underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties’ request, we selected a haphazard sample of 65 individual Non-Dealer Receivables and 25 Dealer Receivables from the Underlying Assets, and we were instructed to perform the agreed-upon procedures as outlined in the Engagement Letter dated July 15, 2025, as subsequently amended by the Specified Parties. From August 15, 2025, to August 20, 2025, and October 17, 2025 to October 28, 2025 we were provided with the Source Documents referenced in Exhibit A related to the respective 65 individual Non-Dealer Receivables and 25 Dealer Receivables haphazardly selected.

We performed the following procedures on the sample of 90 Underlying Assets haphazardly selected:

•	Inspected presence of a signed Credit Application, electronic or physical copy.

•

Compared the Customer Name on the signed Credit Application to the signed Credit and Security Agreement. The Specified Parties agreed that there will be abbreviated names and differences due to name variations or misspelled names, and that these were not considered exceptions and were not reported as exceptions.

•	Inspected presence of a signed Credit and Security Agreement, electronic or physical copy.

We identified no exceptions in our procedures outlined above.

For the 65 Non-Dealer Receivables Underlying Assets haphazardly selected, we compared the Non-Dealer Receivables Specified Attributes 1 through 7 outlined in Exhibit A to the corresponding Source Documents outlined in Exhibit A. For the 25 Dealer Receivables Underlying Assets haphazardly selected, we compared the Dealer Receivables Specified Attributes 1 and 2 outlined in Exhibit A and as presented in the September Loan Data File to the corresponding Source Documents outlined in Exhibit A. In performing these comparisons, we applied the following tolerances as instructed by the Specified Parties:

•	Amounts: +/- $1.00

•

For Specified Attribute 1 for both Non-Dealer Receivables and Dealer Receivables, the Specified Parties agreed that there will be abbreviated names and differences due to name variations or misspelled names, and that these were not considered exceptions and were not reported as exceptions.

For Specified Attribute 7, we identified the following exception on one haphazard selection:

Exception Description Number	Dealer State Address Per September Loan Data File	Dealer State Address Per Contract
1	MN	NE

We identified no other exceptions identified in our procedures outlined above.

For the Non-Dealer Receivables sample, we recalculated the Total Rate of each Contract, as noted in the September Loan Data File, based on the SOFR rate in effect during the selected date of the previous month (August 12, 2025) as of September 30, 2025 and the spread per the Sample Contract. We then compared our recalculation to the Source Document outlined in Exhibit A for Non-Dealer Receivables Specified Attribute 8. If the Selected Non-Dealer Receivable has not begun accruing interest as of September 30, 2025, we inspected the Contract File for the date of interest to begin accruing and verified that it is after September 30, 2025.

In recalculating the total rate, we applied the following tolerance as instructed by the Specified Parties:

•	Percentages: +/- 0.01%

We identified no exceptions in our procedures outlined above.

We did not perform any procedures with respect to the Specified Attributes relating to the Underlying Assets as set forth in Exhibit B.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Red Oak Inventory Finance 2025-1 in accordance with the Offering Memorandum. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

Raleigh, North Carolina

November 7, 2025

Exhibit A

Specified Attributes and Source Documents

Non-Dealer Receivables

Number	Specified Attribute	Source Document(s)
1	Legal Name (Legal-Name)	Contract
2	Serial Number (Serial_Number)	Contract File
3	Invoice Date (Invoice_Date)	Contract File
4	Invoice Number (Invoice_Number)	Contract File
5	Financed Amount (Financed_Amount)	Contract File
6	Business Line (Bus_Line)	Contract File
7	Dealer State Address (State)	Contract File
8	Total Rate (Total-Rate)	Recalculation using Contract File

Dealer Receivables

Number	Specified Attribute	Source Document(s)
1	Legal Name (Legal-Name)	Contract
2	Credit Line (Credit-Line)	Contract File

Exhibit B

Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the September Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the Engagement Letter dated July 15, 2025, as subsequently amended by the Specified Parties.

Non-Dealer Receivables
DATE_OF_DATE
BUSINESS_ID
Mfg_Name
INTERNAL_RISK_RATING
Inv_Cond
RECOURSE_TYPE_DESCRIPTION
LAST_INSPECTION_DATE
INVOICE_AGE
Age-Bucket
Balance
Unit_Equity
MODEL_NUMBER
STATUS_CODE
Description
Status-Bucket
Out Of Repurch
Curt 1-30
Curt 31-60
Curt 61-90
Curt 91+
Base_Rate
Spread
Supp_Base_Rate
Supp_Spread
Supp_Total-Rate

Dealer Receivables

File-Date

BUSINESS_ID

Risk-Score

Inspect-Freq

Balance

Total-SAU

SAU-01-30

SAU-31-60

SAU-61-90

SAU-90+

Out Of Repurch

Curt 1-30

Curt 31-60

Curt 61-90

Curt 91+

Chgs-Fee-Current

Chgs-Fee-01-30

Chgs-Fee-31-60

Chgs-Fee-61-90

Chgs-Fee-90+